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SECURITIES ISSUED UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933 ("THE ACT"), AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.


                          TELECOM WIRELESS CORPORATION

                       NONQUALIFIED STOCK OPTION AGREEMENT


    This STOCK OPTION AGREEMENT ("Agreement") is made as of the 4th day of May, 1999, between TELECOM WIRELESS CORPORATION, a Utah corporation (the "Company"), and JAY W. ENYART (the "Optionee"), residing at 542 High Street, Denver, CO 80218.

    The Company hereby grants an option (the "Option") for the purchase of 261,192 shares of common stock (the "Option Shares") of the Company, $.001 par value per share ("Common Stock"), to the Optionee at the price and in all respects subject to the terms, definitions and provisions of this Agreement. The Option is not granted pursuant to the terms of the TELECOM WIRELESS CORPORATION 1999 Stock Option Plan (the "Plan") and shall not reduce the shares of Common Stock available for issuance under the Plan.

    1. DESIGNATION OF OPTION. The Option granted hereby is a non-qualified option. A "non-qualified option" means a stock option which is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.

    2. OPTION EXERCISE PRICE. The Option exercise price is $7.73 for each share.

    3. OPTION EXERCISE PERIOD. The period during which this Option may be exercised (the "Option Exercise Period") shall expire at 12:00 o'clock p.m., Denver time, on the 4th day of May, 2009.

    4. VESTING AND EXERCISE OF OPTION. The Option Shares shall be divided into three (3) equal installments. So long as Optionee is then employed by or a consultant to the Company or any affiliate of the Company, each installment shall accrue and the Option shall be exercisable with respect to the shares included therein on each yearly anniversary date thereafter. An Option may be exercised when installments accrue and at any time thereafter within the Option Exercise Period set forth in Section 3 above with respect to all or a part of the shares covered by such accrued installments, subject, however, to further provisions of this Section 4. Installments which have accrued and are exercisable may be referred to herein as the "Vested Options." Vested Options shall be void if not exercised during the Option Exercise Period.

        4.1 RIGHT TO EXERCISE. Except as otherwise provided herein, Vested Options shall be exercisable during the Option Exercise Period only by the Optionee whether or not the Optionee is then an employee of or consultant to the Company or any affiliate of the Company. If Optionee should die or become permanently and totally disabled while an employee of or consultant to the Company or any affiliate of the Company, any Vested Option or unexercised portion thereof, at the time of his death or disability, may be exercised by Optionee, his conservator or legal guardian or by the person or persons to whom his rights under the Vested Options passed by will or the laws of descent and distribution during the Option Exercise Period.

        4.2 ACCELERATED VESTING. All Options shall immediately vest and become exercisable in full in the event Optionee's position as an employee of or consultant to the Company or any affiliate of the Company shall be terminated by the Company without cause or by Optionee with cause or upon a Change in Control. "Cause" with respect to termination of such relationship by the Company or by Optionee and "Change in Control" shall be as defined in the Executive Employment Agreement between the Company and Optionee dated May 4, 1999, as amended.

        4.3 METHOD OF EXERCISE. This Option shall be exercisable by a written notice which shall:

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             4.3.1  State the election to exercise the Option, the number of shares in respect of which it is being exercised (which must be in multiples of one hundred (100) shares), the person in whose name the stock certificate or certificates for such shares of common stock is to be registered, his address and Social Security number (or if more than one, the names, addresses and Social Security numbers of such persons);

             4.3.2 Contain such representations and agreement as to the holder's investment intent with respect to such shares of common stock as may be satisfactory to the Company's counsel; and

             4.3.3 Be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option.

        Payment of the purchase price of any shares with respect to which the Option is being exercised shall be by (A) cash or certified check, (B) previously acquired shares having a fair market value equal to the purchase price, (C) previously acquired shares having a fair market value less than the purchase price, plus cash or certified check, or
    (D)reduction of the number of vested Option Shares having a fair market value equal to the purchase price on the date of exercise, and shall be delivered with the notice of exercise. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

        4.4 RESTRICTIONS ON EXERCISE. As a condition to his exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

    5. NONTRANSFERABILITY OF OPTION. Except as otherwise provided herein, this Option may not be transferred in any manner and may be exercised during the lifetime of the Optionee only by him and after his death by the person or persons to whom his rights under the Option passed by will or the laws of descent and distribution.

    6. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Whenever a stock split, stock dividend or other relevant change in capitalization occurs, the number of shares that can thereafter be purchased, and the Option exercise price per share, under each Option that has been granted and not exercised, and every number of shares used in determining whether a particular Option is grantable thereafter, shall be appropriately adjusted.

    7. NOTICES. Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the proper address. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its principal office, attention of the Secretary. Each notice to Optionee or other person or persons then entitled to exercise the Option shall be addressed to the Optionee or such other person or persons at the Optionee's address set forth in the heading of this Agreement. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

    8. BENEFITS OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon each successor of the Company. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be binding upon the Optionee's heirs, legal representatives and successors.

    9. ARBITRATION. The parties agree that they will use their best efforts to amicably resolve any dispute arising out of or relating to this Agreement.
 Any controversy, claim or dispute that cannot be so resolved shall be settled by final binding arbitration in accordance with the rules of the American Arbitration Association and judgment upon the award rendered by the arbitrator or arbitrators may be entered in any court having jurisdiction thereof. Any such arbitration shall be conducted in Denver, Colorado, or such other place as may be mutually agreed upon by the parties. Within fifteen (15) days after the commencement of the arbitration, each party shall select one person to act as arbitrator, and the two arbitrators so selected shall select a third arbitrator within ten (10) days of their appointment.

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    10. REGISTRATION. The Company covenants and agrees that, as soon as practicable but not later than one year after the date of this Agreement, the Company, at its sole cost and expense, will have taken any necessary action so as to allow removal of any legends and transfer restrictions with respect to the Option Shares and public sale thereof for the remaining term of the Option Exercise Period under the Securities Act of 1933 and applicable state laws by the Optionee or any other person as provided herein, other than any applicable volume limitations with respect to control securities imposed by Rule 144 under that Act.

    IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed as of the day, month and year first above written.


                                       TELECOM WIRELESS CORPORATION


                                       By
                                         ----------------------------------
                                         President



                                       ------------------------------------
                                       Optionee

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